                               John Hancock Funds
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                   Tax-Exempt
                                     Income
                                      Fund


                                  ANNUAL REPORT



                                December 31, 1995

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                    Chairman
                              DENNIS S. ARONOWITZ*
                            RICHARD P. CHAPMAN, JR.*
                              WILLIAM J. COSGROVE*
                                 GAIL D. FOSLER*
                                  BAYARD HENRY*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                THOMAS H. DROHAN
                       Senior Vice President and Secretary
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                    Vice President, Assistant Secretary and
                               Compliance Officer
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                                 89 SOUTH STREET
                           BOSTON, MASSACHUSETTS 02111

                                 TRANSFER AGENT
                   JOHN HANCOCK INVESTOR SERVICES CORPORATION
                                  P.O. BOX 9116
                        BOSTON, MASSACHUSETTS 02205-9116

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                  HALE AND DORR
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

The stock market's record-breaking, whirlwind performance in 1995 will be a tough act to follow in 1996. In fact, we've already seen greater market volatility this year, particularly among last year's leaders -- technology stocks. That's to be expected after a year that saw market indexes soar, including the Standard & Poor's 500-Stock Index's 37% advance. While many of the same economic conditions that fostered the stellar 1995 market are still in place -- slow economic growth, muted inflation and decent corporate earnings -- it would be unrealistic to expect the market to stage a repeat in 1996. The old saying "trees don't grow to the sky" comes to mind. Shareholders would do well to temper expectations of investment returns and perhaps revisit their investment allocations with their financial advisor to determine if rebalancing their portfolio makes sense.

   No matter how you scale back your market expectations, you should always be able to count on consistent customer service performance. At John Hancock Funds, we never stop working to find ways to sustain and improve the quality of information and the level of assistance we provide you. Our commitment to this task is no less than John Hancock's loyalty was to his fledgling country when he is said to have uttered, "if it does the public good, burn Boston." We won't go that far, of course, but we share our namesake's dedication to putting the public before all else.

   In our case, that public is you, our shareholders. We take very seriously the role you have entrusted to us, that of helping you achieve your financial goals. Part of that will always involve good customer service. So please do not hesitate to call your Customer Service Representative at 1-800-225-5291 if you have any questions or need information. We take pride in helping you with the same spirit that John Hancock displayed at the dawning of America.

Sincerely,


/s/ Edward J. Boudreau, Jr.
---------------------------

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                     BY THOMAS C. GOGGINS, PORTFOLIO MANAGER

                                  JOHN HANCOCK
                             TAX-EXEMPT INCOME FUND

             MUNICIPAL BONDS ENJOY STRONGEST YEAR IN NEARLY A DECADE

Municipal bonds enjoyed an impressive comeback in 1995, posting some of their best returns in nearly a decade. From the very outset of the year, all bond markets, including the municipal market, rallied on news that the economy's rate of growth was slowing and inflation was subdued. The year-long rally was beneficial to municipal bonds -- particularly in the first quarter, when they rated as the top fixed-income category during that period.

   However, by spring the municipal bond market stalled as talk of tax reform took center stage. Investors worried that various proposals -- particularly the flat-tax proposal -- might affect the attractiveness of municipals if enacted. That political rhetoric caused municipals to underperform Treasury bonds in the second quarter. While we and many other market participants believe that the flat tax doesn't stand much of a chance of being enacted before 1998, if ever, the market nonetheless used the topic as an excuse to consolidate.

[A 2 1/4" x 3" photo of Thomas C. Goggins at bottom right. Caption reads:
"Thomas C. Goggins, Portfolio Manager".]

   By the second half of the year, municipals -- which were priced attractively relative to taxable bonds at the time -- began to move up again as supply waned and demand strengthened. Two interest-rate cuts by the Federal Reserve Board gave the muni market an added boost. All in all, municipal bond funds enjoyed their strongest performance since 1986.

   The municipal bond market's strong performance was reflected in John Hancock Tax-Exempt Income Fund's performance. For the 12 months ended December 31, 1995, the Fund's Class A and Class B shares posted total returns of 16.60% and 15.70%, respectively, at net asset value. Those returns compared to


                                   [CAPTION]
          "Municipal bonds enjoyed an impressive comeback in 1995..."

                   John Hancock Funds - Tax-Exempt Income Fund


[Chart with heading "Top Five Sectors" at top of left hand column. The chart lists five sectors: 1) Electric Utilities 21%; 2) Transportation 20%; 3) Pollution Control 17%; 4) Health Care 13%; 5) Industrial Revenue Bonds 7%. Footnote below reads: "As a percentage of net assets on December 31, 1995."]

the average municipal bond fund's return of 16.84% for the same period, according to Lipper Analytical Services.(1)

STRATEGIC CHANGES

Due to several portfolio changes we made over the past six months, the Fund's performance gained ground on our competitors throughout the year and ended the period matching its peers. First, we focused on adding more discount bonds. During periods of falling interest rates, discount bonds -- which sell below their par (face) value -- generally appreciate more than par bonds, and more than premium bonds that sell above par value.

   Second, we worked steadily all year to improve the call protection of the Fund. We did that by adding more non-callable bonds, which can't be redeemed by their issuer before their scheduled maturity date. Non-callable bonds offer the advantages of a predictable stream of income and the ability to outperform the market. What's more, because they are relatively scarce, non-callables tend to be more easily traded, or liquid.

[Table entitled "Scorecard" at bottom left hand column. The header for the left column is "Category"' the header for the right column is "Trend...and what's driving it." The first listing is "Wayne County/Northwest Airlines" followed by an up arrow and the phrase "Improving profitability for airline". The second listing is "Indianapolis/United Airlines" followed by an up arrow and the phrase "Growth in revenues and earnings". The third listing is "Housing bonds" followed by a flat arrow and the phrase "Rising risk of prepayments". Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change.]

   Finally, we actively managed the Fund's duration, which measures how sensitive its share price is to changes in interest rates. The longer a fund's duration, the more its share price will rise when interest rates are falling and fall when interest rates are rising. At the beginning of the year, the Fund's duration was relatively long, which helped its performance in the first quarter of the year. But by the end of June, we had shortened our duration in response to the spring's more volatile market. We reversed course and lengthened our duration again in mid-summer because we felt that interest rates would continue to decline. That strategy ultimately benefited the Fund when the Federal Reserve made two interest rate cuts in the second half of the year.

FOCUS ON SECTORS

While we kept the Fund's stake in health-care bonds steady at about 13% of investments, we made some changes among those holdings. Heightened competition and proposed cuts in Medicare and Medicaid have made the fate of many hospitals and health-care organizations much less certain. As a result, we sold some of what we believed to be the more vulnerable holdings and concentrated on individual hospitals that we believe will be able to withstand, and even benefit from, a more competitive environment.

   We used some of the proceeds to purchase industrial revenue bonds, a sector that generally performed well during the period. Bonds issued by the city of Walla Walla, Washington for


                                   [CAPTION]
  "...industrial revenue bonds... generally performed well during the period."

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended December 31, 1995." The chart is scaled in increments of 5% from bottom to top, with 20% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 16.60% total return for John Hancock Tax-Exempt Income Fund: Class A. The second represents the 15.70% total return for John Hancock Tax-Exempt Income Fund:
Class B. The third represents the 16.84% total return of the average general municipal bond fund. A footnote below states: "Total returns for John Hancock Tax-Exempt Income Fund are at net asset value with all distributions reinvested. The average general municipal bond fund is tracked by Lipper Analytical Services. See following page for historical performance information."]

a Scott Paper facility that recycles paper into liner board did well on the improving fundamentals of the paper industry. During the past six months we also added some airline bonds including those issued by Wayne County, Michigan for Northwest Airlines, which will fund the remodeling of the airline's terminal at Detroit's Metropolitan Airport. Another addition was on airline bond issued by Indianapolis, Indiana for a United Airlines maintenance facility. These bonds also performed well as a result of increased profitability in the airline sector.

   Not all sectors of the municipal market participated equally in the rally. Housing bonds were generally laggards throughout 1995. These bonds typically underperform other sectors when the market is rising, because there is some concern that they will be paid off before their scheduled maturity dates. However, we held onto them because they are generally high-quality bonds which offer relatively high yields.

OUTLOOK

   Political haggling over various tax-reform proposals could continue to draw headlines in 1996. If that is the case, the municipal bond market could experience further volatility in the months to come. Our view is that it's unlikely that any significant tax reform will be enacted within the next two years. And we're not even convinced that the flat tax is viable. So we think the market has overreacted.

   We believe that the tax-reform scare has actually created an opportunity. At the end of 1995, municipals were priced attractively compared to Treasuries. In fact, there was only one other time in recent history that municipals were this cheap relative to Treasuries. In our experience, it is in times like these that municipals offer good value for investors seeking after-tax income.

   It may be difficult for municipals to achieve the same exceptional gains they made in 1995. However, there are several reasons why we're optimistic about 1996. We believe that economic growth will continue to slow, inflation will remain subdued and, as a result, interest rates can continue to fall this year. Since bond prices generally move in the opposite direction of interest rates, that could be good news for bonds. What's more, the supply of new municipals issued should remain relatively weak. And if demand stays constant or improves, that too could be a positive.

--------------------------------------------------------------------------------
(1) Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

    This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.


                                   [CAPTION]
                       "...we're optimistic about 1996."

                             A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Tax-Exempt Income Fund. Total return is a performance measure that equals the sum of all dividends and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's average net assets. Performance figures include the maximum applicable sales charge of 4.50% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 plan, which commenced on March 24, 1987 and January 3, 1994 for both Class A and Class B shares, respectively. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.


Note: A portion of the Fund's income may be subject to taxes. Some investors may be subject to the Alternative Minimum Tax. Capital gains are taxable.


                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31, 1995

                                                ONE      FIVE        MOST RECENT
                                               YEAR      YEARS        TEN YEARS
                                               ----      -----       -----------
Tax-Exempt Income Fund: Class A               11.33%     42.08%         121.64%
Tax-Exempt Income Fund: Class B               10.73%      4.52%(1)       N/A


                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31, 1995

                                               ONE       FIVE        MOST RECENT
                                               YEAR      YEARS        TEN YEARS
                                               ----      -----       ----------

Tax-Exempt Income Fund: Class A               11.33%      7.28%          8.28%
Tax-Exempt Income Fund: Class B               10.73%      2.24%(1)       N/A

                                     YIELDS
--------------------------------------------------------------------------------
AS OF DECEMBER 31, 1995

                                                                      SEC 30-DAY
                                                                         YIELD
                                                                         -----
Tax-Exempt Income Fund: Class A                                          4.65%
Tax-Exempt Income Fund: Class B                                          4.17%


                              NOTES TO PERFORMANCE
(1) Class B shares started on January 3, 1994.

                    WHAT HAPPENED TO A $10,000 INVESTMENT...


The charts on the right show how much a $10,000 investment in the John Hancock Tax-Exempt Income Fund would be worth on December 31, 1995, assuming you have been invested for the past ten years or since the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index -- an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance.

[Tax Exempt Income Fund
Class A shares

Line chart with the heading Tax Exempt Income Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Lehman Brothers Municipal Bond Index and is equal to $24,202 as of December 31, 1995. The second line represents the value of the hypothetical $10,000 investment made in the Tax Exempt Income Fund on December 31, 1985, before sales charge, and is equal to $23,212 as of December 31, 1995. The third line represents the Tax Exempt Income Fund after sales charge and is equal to $22,164 as of December 31, 1995.]

[Tax Exempt Income Fund
Class B shares

Line chart with the heading Tax Exempt Income Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Lehman Brothers Municipal Bond Index and is equal to $11,138 as of December 31, 1995. The second line represents the value of the hypothetical $10,000 investment made in the Tax Exempt Income Fund on January 3, 1994, before contingent deferred sales charge, and is equal to $10,852 as of December 31, 1995. The third line represents the Tax Exempt Income Fund after contingent deferred sales charge and is equal to $10,452 as of December 31, 1995.]

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Tax-Exempt Income Fund


THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON DECEMBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE PER SHARE AS OF THAT DATE.


STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
--------------------------------------------------------------------------------

ASSETS:
  Investments at value - Note C:
   Tax-exempt long-term bonds
     (cost - $473,955,312) .................................      $ 516,930,920
  Receivable for shares sold ...............................             53,251
  Receivable for investments sold ..........................            561,000
  Interest receivable ......................................         11,112,667
  Segregated assets for financial futures contracts ........            112,500
  Other assets .............................................             10,445
                                                                  -------------
                    Total Assets ...........................        528,780,783
                    -----------------------------------------------------------
LIABILITIES:
  Temporary overdraft of cash ..............................          4,544,139
  Dividend payable .........................................             72,239
  Payable for shares repurchased ...........................                348
  Payable for investments purchased ........................         19,433,358
  Payable for futures variation margin - Note A ............             23,437
  Payable to John Hancock Advisers, Inc. ...................
   and affiliates - Note B .................................            255,355
  Accounts payable and accrued expenses ....................             74,068
                                                                  -------------
                    Total Liabilities ......................         24,402,944
                    -----------------------------------------------------------
NET ASSETS:
  Capital paid-in ..........................................        470,926,567
  Accumulated net realized loss on investments
   and financial futures contracts .........................         (9,352,555)
  Net unrealized appreciation of investments
   and financial futures contracts .........................         42,713,108
  Undistributed net investment income ......................             90,719
                                                                  -------------
                    Net Assets .............................      $ 504,377,839
                    ============================================================
NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value, respectively)
  Class A - $495,730,615/45,056,903.........................      $       11.00
  =============================================================================
  Class B - $8,647,224/786,183..............................      $       11.00
  =============================================================================
MAXIMUM OFFERING PRICE PER SHARE*
  Class A - ($11.00 x 104.71%)..............................      $       11.52
  =============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year ended December 31, 1995

INVESTMENT INCOME:
  Interest ..................................................     $  31,894,499
                                                                  -------------
  Expenses:
   Investment management fee - Note B .......................         2,683,990
   Distribution/service fee - Note B
     Class A ................................................         1,445,720
     Class B ................................................            61,171
   Transfer agent fee - Note B ..............................           695,061
   Custodian fee ............................................           112,143
   Printing .................................................            52,606
   Trustees' fees ...........................................            46,423
   Auditing fee .............................................            40,314
   Registration and filing fees .............................            37,810
   Miscellaneous ............................................            19,493
   Legal fees ...............................................             8,824
                                                                  -------------
                    Total Expenses ..........................         5,203,555
                    -----------------------------------------------------------
                    Less Expense Reductions -
                    Note B ..................................           (76,644)
                    -----------------------------------------------------------
                    Net Expenses ............................         5,126,911
                    -----------------------------------------------------------
                    Net Investment Income ...................        26,767,588
                    -----------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FINANCIAL FUTURES CONTRACTS:
  Net realized loss on investments sold .....................        (1,285,961)
  Net realized loss on financial futures contracts ..........        (4,504,789)
  Change in net unrealized appreciation/depreciation
   of investments ...........................................        53,660,722
  Change in net unrealized appreciation/depreciation
   of financial futures contracts ...........................           732,812
                                                                  -------------
                    Net Realized and Unrealized
                    Gain on Investments and
                    Financial Futures Contracts .............        48,602,784
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ...............     $  75,370,372
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Tax-Exempt Income Fund

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         YEAR ENDED DECEMBER 31,
                                                                                                      ----------------------------
                                                                                                           1995            1994
                                                                                                      -------------   ------------
FROM OPERATIONS:
  Net investment income ............................................................................  $ 26,767,588    $ 27,304,035
  Net realized loss on investments sold and financial futures contracts ............................    (5,790,750)     (3,466,027)
  Change in net unrealized appreciation/depreciation of investments and financial futures contracts.    54,393,534     (55,445,616)
                                                                                                      ------------    ------------
    Net Increase (Decrease) in Net Assets Resulting from Operations ...............................     75,370,372     (31,607,608)
                                                                                                      ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income
   Class A - ($0.5754 and $0.5664 per share, respectively) .........................................   (26,480,078)    (27,204,549)
   Class B ** - ($0.4931 and $0.4918 per share, respectively) ......................................      (287,510)        (99,486)
  Dividends from net realized gain on investments sold and financial futures contracts
   Class A - (none and $0.0296 per share, respectively) ............................................            --      (1,428,226)
   Class B ** - (none and $0.0296 per share, respectively) .........................................            --          (2,933)
                                                                                                      ------------    ------------
     Total Distributions to Shareholders ...........................................................   (26,767,588)    (28,735,194)
                                                                                                      ------------    ------------

FROM FUND SHARE TRANSACTIONS-- NET* ................................................................   (15,673,735)     (9,489,468)
                                                                                                      ------------    ------------

NET ASSETS:
  Beginning of period ..............................................................................   471,448,790     541,281,060
                                                                                                      ------------    ------------
  End of period (including undistributed net investment income of $90,719 and $2,796, respectively).  $504,377,839    $471,448,790
                                                                                                      ============    ============

* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                                         YEAR ENDED DECEMBER 31,
                                                                       -----------------------------------------------------------
                                                                                   1995                           1994
                                                                       ---------------------------    ----------------------------
                                                                          SHARES         AMOUNT           SHARES         AMOUNT
                                                                       ----------     ------------    ------------    ------------
CLASS A
  Shares sold ......................................................    5,088,200     $ 53,881,602       3,879,115    $ 40,764,635
  Shares issued to shareholders in reinvestment of distributions ...    1,996,923       21,071,918       2,197,798      22,752,848
                                                                       ----------     ------------    ------------    ------------
                                                                        7,085,123       74,953,520       6,076,913      63,517,483
  Less shares repurchased ..........................................   (8,974,201)     (94,717,342)     (7,437,980)    (77,174,049)
                                                                       ----------     ------------    ------------    ------------
    Net decrease ...................................................   (1,889,078)    $(19,763,822)     (1,361,067)   $(13,656,566)
                                                                       ==========     ============    ============    ============
CLASS B**
  Shares sold ......................................................      434,135     $  4,589,783         427,397    $  4,462,005
  Shares issued to shareholders in reinvestment of distributions ...       19,968          211,465           8,004          81,368
                                                                       ----------     ------------    ------------    ------------
                                                                          454,103        4,801,248         435,401       4,543,373
  Less shares repurchased ..........................................      (67,125)        (711,161)        (36,196)       (376,275)
                                                                       ----------     ------------    ------------    ------------
    Net increase ...................................................      386,978     $  4,090,087         399,205    $  4,167,098
                                                                       ==========     ============    ============    ============

** Class B shares commenced operations on January 3, 1994


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Tax-Exempt Income Fund


FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding throughout the periods indicated, investment returns, key ratios, and supplemental data are as follows:
---------------------------------------------------------------------------------------------------------------------------

                                                                                    YEAR ENDED DECEMBER 31,
                                                                   --------------------------------------------------------
                                                                     1995          1994        1993       1992       1991
                                                                   --------      --------    --------   --------   --------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period...........................  $   9.96      $  11.21    $  10.96   $  11.01   $  10.59
                                                                   --------      --------    --------   --------   --------
  Net Investment Income..........................................      0.58(d)       0.57        0.58       0.63       0.68
  Net Realized and Unrealized Gain (Loss) on Investments and
   Financial Futures Contracts...................................      1.04         (1.22)       0.66       0.26       0.57
                                                                   --------      --------    --------   --------   --------
     Total from Investment Operations............................      1.62         (0.65)       1.24       0.89       1.25
                                                                   --------      --------    --------   --------   --------
  Less Distributions:
   Dividends from Net Investment Income..........................     (0.58)        (0.57)      (0.58)     (0.63)     (0.68)
   Distributions from Net Realized Gain on Investments Sold and
     Financial Futures Contracts.................................        --         (0.03)      (0.41)     (0.31)     (0.15)
                                                                   --------      --------    --------   --------   --------
     Total Distributions.........................................     (0.58)        (0.60)      (0.99)     (0.94)     (0.83)
                                                                   --------      --------    --------   --------   --------
  Net Asset Value, End of Period.................................  $  11.00      $   9.96    $  11.21   $  10.96   $  11.01
                                                                   ========      ========    ========   ========   ========
  Total Investment Return at Net Asset Value(c)..................     16.60%        (5.90%)     11.53%      8.35%     12.18%

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's Omitted)......................  $495,731      $467,475    $541,281   $481,730   $422,311
  Ratio of Expenses to Average Net Assets........................      1.04%         1.11%       1.27%      1.28%      1.21%
  Ratio of Net Investment Income to Average Net Assets...........      5.49%         5.43%       5.06%      5.71%      6.23%
  Portfolio Turnover Rate........................................       133%           74%         81%        93%        56%


THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: NET INVESTMENT INCOME, GAINS (LOSSES), DIVIDENDS AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS


                   John Hancock Funds - Tax-Exempt Income Fund


FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 FOR THE PERIOD
                                                                                                                 JANUARY 3, 1994
                                                                                                                 (COMMENCEMENT
                                                                                                                 OF OPERATIONS)
                                                                                                 YEAR ENDED      TO DECEMBER 31,
                                                                                              DECEMBER 31, 1995       1994
                                                                                              -----------------  ---------------
CLASS B
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period......................................................      $ 9.95             $11.17(a)
                                                                                                  ------             ------
  Net Investment Income.....................................................................        0.49(d)            0.49
  Net Realized and Unrealized Gain (Loss) on Investments and Financial Futures Contracts....        1.05              (1.19)
                                                                                                  ------             ------
     Total from Investment Operations.......................................................        1.54              (0.70)
                                                                                                  ------             ------
  Less Distributions:
   Dividends from Net Investment Income.....................................................       (0.49)             (0.49)
   Distributions from Net Realized Gain on Investments Sold and Financial Futures Contracts.          --              (0.03)
                                                                                                  ------             ------
     Total Distributions....................................................................       (0.49)             (0.52)
                                                                                                  ------             ------
  Net Asset Value, End of Period............................................................      $11.00             $ 9.95
                                                                                                  ======             ======
  Total Investment Return at Net Asset Value(c).............................................       15.70%             (6.23%)(b)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's Omitted).................................................      $8,647             $3,974
  Ratio of Expenses to Average Net Assets...................................................        1.82%              1.83%*
  Ratio of Net Investment Income to Average Net Assets......................................        4.70%              4.88%*
  Portfolio Turnover Rate...................................................................         133%                74%

 *  On an annualized basis.
(a) Initial price to commence operations.
(b) Not annualized.
(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d) On average month end shares outstanding.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Tax-Exempt Income Fund


THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY TAX-EXEMPT INCOME FUND ON DECEMBER 31, 1995. THE TAX-EXEMPT LONG-TERM BONDS ARE FURTHER BROKEN DOWN BY STATE. UNDER EACH STATE IS A LIST OF THE SECURITIES OWNED BY THE FUND.


SCHEDULE OF INVESTMENTS
December 31, 1995

                                                                                                  PAR VALUE                 YIELD
                                                                INTEREST  MATURITY      S&P         (000'S     MARKET         AT
STATE, ISSUER, DESCRIPTION                                        RATE      DATE     RATING****    OMITTED)     VALUE       MARKET+
--------------------------                                        ----      ----     ----------    --------     -----       -------
TAX-EXEMPT LONG-TERM BONDS
ALABAMA (1.10%)
  Mobile Industrial Development Board,
   Solid Waste Disp Rev Ref Mobile Energy Serv Co Proj.....      6.950%   01/01/20      BBB-     $ *5,250    $ 5,547,833     6.58%
                                                                                                             -----------
ALASKA (0.50%)
  Alaska Housing Finance Corp,
   Ins Mtg Prog 1990 1st Ser...............................      7.750    12/01/14      A+          1,000      1,065,590     7.27
   Ins Mtg Prog 1990 1st Ser...............................      7.800    12/01/30      A+          1,380      1,463,200     7.36
                                                                                                             -----------
                                                                                                               2,528,790
                                                                                                             -----------
ARIZONA (2.88%)
  Maricopa County Pollution Control Corp,
   Poll Control Rev Ref Ser A Public Service Co Palo
     Verde Proj ...........................................      6.375    08/15/23      BB         *8,550      8,445,263     6.45
Phoenix, City of,
   GO Ref Ser A............................................      6.250    07/01/16      AA+        *2,700      3,107,052     5.43
  Salt River Project Agricultural Improvement and Power
   District, Salt River Proj Elec Sys Rev Ref Ser 1993C....      5.250    01/01/19      AA          3,000      2,948,880     5.34
                                                                                                             -----------
                                                                                                              14,501,195
                                                                                                             -----------
CALIFORNIA (18.49%)
  Central Coast Water Auth,
   Rev Regional Facil St Wtr Proj..........................      6.350    10/01/07      AAA        *2,090      2,286,126     5.81
  Central Valley Financing Auth,
   Cogeneration Proj Rev Carson Ice-Gen Proj Ser 1993......      6.100    07/01/13      BBB-       *1,000      1,020,950     5.97
   Cogeneration Proj Rev Carson Ice-Gen Proj Ser 1993......      6.200    07/01/20      BBB-        5,000      5,107,950     6.07
  Duarte, City of,
   Cert of Part City of Hope National Medical Center Proj..      6.250    04/01/23      Baa1***    *1,500      1,484,325     6.32
  Foothill/Eastern Transportation Corridor Agency,
   Toll Rd Rev Fixed Rate Cap Apprec Ser 1995A.............       Zero    01/01/19      BBB-      *36,600      8,629,914     6.38
   Toll Rd Rev Fixed Rate Cap Apprec Ser 1995A.............       Zero    01/01/20      BBB-      *10,000      2,214,300     6.38
   Toll Rd Rev Fixed Rate Current Int Ser 1995A............      6.000    01/01/16      BBB-      *13,500     13,550,760     5.98
  Hawaiian Gardens Redevelopment Agency,
   Tax Alloc Ref Proj No 1.................................      6.200    12/01/23      BBB        *3,000      3,004,830     6.19
  Los Angeles, County of,
   Cert of Part Civic Center Heating & Refrigeration Plant
   Proj ...................................................      8.000    06/01/10      A           1,000      1,107,630     7.22
  Madera, County of,
   Cert of Part Valley Children's Hosp Proj................      6.500    03/15/15      AAA       *13,185     15,162,882     5.65

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Tax-Exempt Income Fund


                                                                                                  PAR VALUE                  YIELD
                                                                INTEREST  MATURITY      S&P         (000'S      MARKET         AT
STATE, ISSUER, DESCRIPTION                                        RATE      DATE     RATING****    OMITTED)      VALUE       MARKET+
--------------------------                                        ----      ----     ----------    --------      -----       -------
CALIFORNIA (CONTINUED)
  Metropolitan Water District,
   Southern Calif Waterworks Rev Ser A.....................      5.500%   07/01/25     AAA         $*11,000   $11,074,580     5.46%
   Southern Calif Waterworks Rev Reg Inverse Floater.......      7.560#   08/05/22     AA            *5,000     5,212,500     7.25
  Sacramento Power Auth,
   Rev 1995 Ser Cogeneration Proj..........................      6.000    07/01/22     BBB-          *5,000     4,988,800     6.01
  San Bernardino, County of,
   Cert of Part Ser 1994 Medical Center Fin Proj...........      5.500    08/01/17     A-            *9,130     8,740,514     5.75
   Cert of Part Ser 1994 Medical Center Fin Proj...........      5.500    08/01/22     A-            *2,500     2,363,275     5.82
  San Joaquin Hills Transportation Corridor Agency,
   Toll Rd Rev Jr Lien Cap Apprec..........................       Zero    01/01/28     BBB***        *1,550       147,777     7.48
   Toll Rd Rev Sr Lien.....................................      5.000    01/01/33     BBB***        *1,435     1,228,274     5.84
   Toll Rd Rev Sr Lien Cap Apprec..........................       Zero    01/01/14     BBB***        *5,000     1,656,650     5.97
   Toll Rd Rev Sr Lien Cap Apprec..........................       Zero    01/01/21     BBB***          *375        78,934     6.33
   Toll Rd Rev Sr Lien Cap Apprec..........................       Zero    01/01/22     BBB***        *5,000       988,850     6.33
   Toll Rd Rev Sr Lien Conv Cap Apprec.....................       Zero    01/01/05     BBB***        *2,500     1,837,075     3.45
  Southern California Public Power Auth,
   Rev Elec Pwr & Light Imp................................      6.750    07/01/11     A             *1,195     1,383,547     5.83
                                                                                                              -----------
                                                                                                               93,270,443
                                                                                                              -----------
COLORADO (2.17%)
  Arapahoe County Capital Improvement Trust Fund,
   Highway Rev Current Ser E-470...........................      6.950    08/31/20     Baa***        *5,000     5,416,750     6.42
  Denver, City and County of,
   Airport Sys Rev Ser 1992A...............................      7.250    11/15/25     BBB           *5,000     5,512,400     6.58
                                                                                                              -----------
                                                                                                               10,929,150
                                                                                                              -----------
CONNECTICUT (0.38%)
  Connecticut State Health and Educational Facilities Auth,
   Rev Ser D Quinnipiac College Iss........................      6.000    07/01/23     BBB-           2,000     1,889,700     6.35
                                                                                                              -----------
DELAWARE (0.99%)
  Delaware State Economic Development Auth,
   Rev Ref Poll Control Ser B Delmarva Pwr Proj............      6.750    05/01/19     AAA           *4,500     4,973,175     6.11
                                                                                                              -----------
FLORIDA (3.60%)
  Broward, County of,
   Resource Recovery Rev Ser 1984 Ses Broward Co. L.P.
    South Proj ............................................      7.950    12/01/08     A              4,445     5,030,051     7.03
  Florida, State of,
   Sunshine Skyway Rev Ser of 1984.........................     10.250    06/01/10     AAA            1,250     1,385,087     9.25
  Hillsborough, County of,
   Ref Util Rev Ser 1991A..................................      7.000    08/01/14     BBB+           1,245     1,343,990     6.48
  Orlando Utilities Commission,
   Wtr & Elec Sub Rev Ser 1989D............................      6.750    10/01/17     AA-            2,200     2,650,626     5.60
  Palm Beach, County of,
   Solid Waste Ind'l Dev Rev Ser 1993A Okeelanta Pwr Lp
    Proj ..................................................      6.850    02/15/21     BBB-***        7,500     7,728,825     6.65
                                                                                                              -----------
                                                                                                               18,138,579
                                                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Tax-Exempt Income Fund

                                                                                                  PAR VALUE                  YIELD
                                                                INTEREST  MATURITY      S&P         (000'S      MARKET         AT
STATE, ISSUER, DESCRIPTION                                        RATE      DATE     RATING****    OMITTED)      VALUE       MARKET+
--------------------------                                        ----      ----     ----------    --------      -----       -------
GEORGIA (1.22%)
  Georgia Municipal Electric Auth,
   Pwr Rev Ref Ser BB......................................      5.700%   01/01/19     A           $ *1,000   $ 1,029,890     5.53%
   Pwr Rev Ser M...........................................      8.375    01/01/20     A              1,000     1,059,560     7.90
  Municipal Electric Auth,
   Spec Oblig 5th Crossover Proj 1.........................      6.500    01/01/17     AAA           *3,500     4,072,390     5.59
                                                                                                              -----------
                                                                                                                6,161,840
                                                                                                              -----------
ILLINOIS (4.09%)
  Chicago, City of,
   Chicago-O'Hare Int'l Airport Gen Airport Rev 1990 Ser A.      7.500    01/01/16     A+             2,000     2,207,680     6.79
   Chicago-O'Hare Int'l Airport Int'l Terminal Spec Rev
    Ser 1992 ..............................................      6.750    01/01/12     AAA            3,000     3,269,940     6.19
   Chicago-O'Hare Int'l Airport Spec Facil Rev Ser 1990A
     American Airlines Proj................................      7.875    11/01/25     BB+            3,000     3,273,960     7.22
   Chicago-O'Hare Int'l Airport Spec Facil Rev Ser 1992
     Delta Airlines Terminal Proj..........................      6.450    05/01/18     BB            *3,000     3,075,390     6.29
  Illinois Development Finance Auth,
   Poll Control Rev Ref Commonwealth Edison Co Proj........      5.850    01/15/14     BBB           *3,000     2,902,590     6.05
   Rev Cap Apprec Lockport School District Proj............       Zero    01/01/14     AAA           *5,650     2,157,791     5.42
   Rev Cap Apprec Lockport School District Proj............       Zero    01/01/15     AAA           *5,935     2,147,877     5.42
  Illinois Health Facilities Auth,
   Rev Ref Ser 1992 Mercy Hosp & Medical Center Proj.......      7.000    01/01/07     A-             1,500     1,606,725     6.54
                                                                                                              -----------
                                                                                                               20,641,953
                                                                                                              -----------
INDIANA (0.20%)
  Indianapolis Airport Auth,
   Spec Facil Rev Ser A United Airlines Proj...............      6.500    11/15/31     BB            *1,000     1,022,330     6.36
                                                                                                              -----------
KANSAS (0.47%)
  Johnson County Water District No. 1,
   Wtr Rev Ref Ser 1984....................................     10.500    12/01/08     AAA            2,000     2,351,720     8.93
                                                                                                              -----------
KENTUCKY (1.52%)
  Kenton County Airport Board,
   Rev Spec Facil Delta Airlines Proj Ser 1992A............      6.750    02/01/02     BB             2,000     2,128,820     6.34
   Rev Spec Facil Delta Airlines Proj Ser 1992A............      7.500    02/01/12     BB             2,000     2,156,560     6.96
   Rev Spec Facil Delta Airlines Proj Ser 1992A............      7.125    02/01/21     BB            *2,000     2,114,840     6.74
  Owensboro Electric Light and Power Co,
   Rev Deferred Int Ser B..................................       Zero    01/01/19     AAA           *4,400     1,258,356     5.42
                                                                                                              -----------
                                                                                                                7,658,576
                                                                                                              -----------
LOUISIANA (1.57%)
  Louisiana Public Facilities Auth,
   Rev Ser B Alton Ochsner Medical Funding Proj............      6.500    05/15/22     AAA           *3,405     3,668,377     6.03
  St. Charles, Parish of,
   Poll Control Rev Ser 1991 Louisiana Pwr & Light Co Proj.      7.500    06/01/21     BBB            4,000     4,227,480     7.10
                                                                                                              -----------
                                                                                                                7,895,857
                                                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Tax-Exempt Income Fund

                                                                                                  PAR VALUE                  YIELD
                                                                INTEREST  MATURITY      S&P         (000'S      MARKET         AT
STATE, ISSUER, DESCRIPTION                                        RATE      DATE     RATING****    OMITTED)      VALUE       MARKET+
--------------------------                                        ----      ----     ----------    --------      -----       -------
MARYLAND (0.68%)
  Baltimore, City of,
   Rev Ref Ser A Wtr Proj..................................      5.000%   07/01/24     AAA         $*3,500    $ 3,442,530     5.08%
                                                                                                              -----------
MASSACHUSETTS (9.27%)
  Massachusetts Bay Transportation Auth,
   Gen Trans Sys 1990 Ser B................................      7.875    03/01/21     AAA           2,000      2,363,420     6.66
  Massachusetts Health and Educational Facilities Auth,
   Rev Brigham & Women's Hosp Iss Ser D....................      6.750    07/01/24     A+            2,450      2,609,642     6.34
   Rev Harvard Univ Iss Ser P..............................      5.375    11/01/32     AAA          *9,670      9,630,740     5.40
   Rev Lowell Gen Hosp Iss Ser A...........................      8.400    06/01/11     Baa1***       1,100      1,223,024     7.56
   Rev New England Deaconess Hosp Iss Ser D................      6.625    04/01/12     A             3,500      3,658,900     6.34
   Rev New England Deaconess Hosp Iss Ser D................      6.875    04/01/22     A             7,960      8,365,005     6.54
   Rev New England Medical Center Hosp Iss Ser E...........      7.875    07/01/11     A-            1,950      2,157,343     7.12
   Rev Worcester Polytechnic Institute Ser E...............      6.750    09/01/11     A+            2,000      2,243,280     6.02
  Massachusetts Housing Finance Agency,
   Residential Dev 1992 Ser A..............................      6.900    11/15/24     AAA           2,700      2,859,759     6.51
   Single Family Hsg Ser 8.................................      7.700    06/01/17     A+            1,500      1,608,000     7.18
  Massachusetts Municipal Wholesale Electric Co,
   Pwr Supply Sys Rev 1992 Ser B A Pub Corp of The
    Commonwealth of Mass ..................................      6.750    07/01/17     BBB+          4,405      4,812,727     6.18
  Massachusetts, Commonwealth of,
   GO Consol Loans of 1994 Ser B...........................      6.000    08/01/14     A+            2,000      2,120,560     5.66
  Plymouth, County of,
   Cert of Part Ser A Plymouth County Correctional Facil
    Proj ..................................................      7.000    04/01/22     A-            2,750      3,087,645     6.23
                                                                                                             ------------
                                                                                                               46,740,045
                                                                                                             ------------
MICHIGAN (2.91%)
  Detroit, City of,
   Sewage Disposal Rev Ser 1993 Linked Pars & Inflos.......      7.116#   07/01/23     AAA          *2,000      2,060,000     6.91
  Michigan State Hospital Finance Auth,
   Hosp Rev Ref Ser 1995A Genesys Hlth Sys Oblig Group.....      8.100    10/01/13     BBB          *4,250      4,747,675     7.25
   Hosp Rev Ref Sinai Hospital Proj........................      6.700    01/01/26     Baa***       *2,500      2,524,625     6.63
  Wayne Charter County of,
   Spec Airport Facil Rev Ref Ser 1995 Northwest Airlines
    Facil .................................................      6.750    12/01/15     BB+***       *5,200      5,359,900     6.55
                                                                                                             ------------
                                                                                                               14,692,200
                                                                                                             ------------
MISSISSIPPI (0.03%)
  Mississippi Home Corp,
   Single Family Sr Rev Ref Ser 1990A......................      9.250    03/01/12     AAA             130        142,418     8.44
                                                                                                             ------------
NEBRASKA (0.27%)
  Omaha Public Power District,
   Elec Sys Rev 1992 Ser B.................................      6.200    02/01/17     AA            1,200      1,360,860     5.47
                                                                                                             ------------
NEW JERSEY (0.47%)
  New Jersey Turnpike Auth,
   Turnpike Rev Ser 1984...................................     10.375    01/01/03     AAA           1,900      2,377,204     8.29
                                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Tax-Exempt Income Fund

                                                                                                  PAR VALUE                  YIELD
                                                                INTEREST  MATURITY      S&P         (000'S      MARKET         AT
STATE, ISSUER, DESCRIPTION                                        RATE      DATE     RATING****    OMITTED)      VALUE       MARKET+
--------------------------                                        ----      ----     ----------    --------      -----       -------
NEW YORK (12.70%)
  Metropolitan Transportation Auth,
   Transit Facil 1987 Serv Contract Ser 1..................      8.500%   07/01/17     AAA         $ 1,000    $ 1,087,970     7.81%
  New York City Industrial Development Agency,
   Solid Waste Disposal Rev 1995 Visy Paper NY Inc Proj**..      7.950    01/01/28     BB***        *3,250      3,317,502     7.79
  New York Local Government Assistance Corp,
   Ser 1992 A Pub Benefit Corp.............................      6.875    04/01/19     A             8,700      9,758,877     6.13
  New York State Dormitory Auth,
   City Univ Ref Iss 1988B.................................      8.125    07/01/08     BBB           1,000      1,109,690     7.32
   Cornell Univ Rev Ser 1990A..............................      7.375    07/01/30     AA            1,000      1,125,880     6.55
   State Univ Ed Facil Rev Iss Ser 1990B...................      7.500    05/15/11     BBB+            500        608,115     6.17
  New York State Energy Research and Development Auth,
   Elec Facil Rev Ser 1990 A Long Island Lighting Co Proj..      7.150    06/01/20     BB+           6,000      6,164,580     6.96
   Elec Facil Rev Ser 1991 A Consol Edison Co of NY Inc
    Proj ..................................................      7.500    01/01/26     A+            2,000      2,185,240     6.86
  New York State Environmental Facilities Corp,
   State Wtr Poll Control Revolving Fund Rev Ser 1990 A....      7.500    06/15/12     A             3,770      4,212,749     6.71
  New York State Housing Finance Agency,
   State Univ Construction Ref 1986 Ser A..................      8.000    05/01/11     AAA           2,000      2,566,840     6.23
  New York State Medical Care Facilities Finance Agency,
   Mental Hlth Serv Facil Imp Rev 1990 Ser B...............      7.875    08/15/08     BBB+            500        559,595     7.04
   Mental Hlth Serv Facil Imp Rev 1990 Ser B...............      7.875    08/15/20     BBB+            460        518,871     6.98
   Mental Hlth Serv Facil Imp Rev 1991 Ser A...............      7.750    08/15/11     BBB+            540        610,319     6.86
   Mental Hlth Serv Facil Imp Rev 1991 Ser A...............      7.750    08/15/11     AAA           1,460      1,719,617     6.58
  New York State Mortgage Agency,
   Homeowner Mtg Rev Ser BB-2..............................      7.950    10/01/15     AA***         1,135      1,197,697     7.53
  New York State Power Auth,
   Gen Purpose Ser V.......................................      7.875    01/01/13     AAA           2,400      2,627,736     7.19
   Gen Purpose Ser V.......................................      8.000    01/01/17     AA            1,850      2,027,692     7.30
  New York, City of,
   GO Fiscal 1991 Ser D....................................      8.000    08/01/04     BBB+            250        285,718     7.00
   GO Fiscal 1991 Ser F....................................      8.200    11/15/03     BBB+          1,250      1,451,587     7.06
   GO Fiscal 1992 Ser A....................................      7.750    08/15/12     BBB+          2,000      2,262,100     6.85
   GO Fiscal 1992 Ser D....................................      7.700    02/01/09     BBB+          1,000      1,131,000     6.81
   GO Fiscal 1992 Ser H....................................      7.000    02/01/08     BBB+          2,000      2,178,140     6.43
   GO Fiscal 1993 Ser D....................................      5.750    08/15/13     BBB+         *3,170      3,097,724     5.88
   GO Fiscal 1995 Ser B....................................      7.000    08/15/16     BBB+          3,000      3,289,680     6.38
   GO Fiscal 1996 Ser G**..................................      6.750    02/01/09     BBB+         *2,500      2,710,775     6.23
  Triborough Bridge and Tunnel Auth,
   Gen Purpose Rev Ser L...................................      8.125    01/01/12     A+            1,750      1,917,265     7.42
   Gen Purpose Rev Ser R...................................      7.375    01/01/16     AAA           1,600      1,810,880     6.52
   Spec Oblig Ref Ser 1991B................................      6.875    01/01/15     A-            2,300      2,531,265     6.25
                                                                                                              -----------
                                                                                                               64,065,104
                                                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Tax-Exempt Income Fund

                                                                                                  PAR VALUE                  YIELD
                                                                INTEREST  MATURITY      S&P         (000'S      MARKET         AT
STATE, ISSUER, DESCRIPTION                                        RATE      DATE     RATING****    OMITTED)      VALUE       MARKET+
--------------------------                                        ----      ----     ----------    --------      -----       -------
NORTH CAROLINA (4.13%)
  North Carolina Eastern Municipal Power Agency,
   Pwr Sys Rev Ref Ser 1991A...............................      5.750%   01/01/19     BBB+        $*4,000    $ 3,910,200     5.88%
   Pwr Sys Rev Ref Ser 1993C...............................      5.000    01/01/21     BBB+         *5,000      4,463,350     5.60
  North Carolina Municipal Power Agency Number 1,
   Catawba Elec Rev Ser 1992...............................      5.750    01/01/15     AAA          *7,410      7,410,000     5.75
   Catawba Elec Rev Ser 1993...............................      5.000    01/01/15     AAA          *5,220      5,033,855     5.18
                                                                                                              -----------
                                                                                                               20,817,405
                                                                                                              -----------
OHIO (5.72%)
  Cleveland Public Power System,
   Elec Sys Rev 1st Mtg Ser A..............................      7.000    11/15/24     AAA           6,200      7,213,328     6.02
  Franklin, County of,
   Hosp Facil Ref & Imp Rev Ser 1990B Riverside United
    Methodist Hosp Proj ...................................      7.600    05/15/20     AAA           1,000      1,152,150     6.60
  Lorain, County of,
   Rev 1st Mtg Ser A Kendal At Oberlin Proj................      8.625    02/01/22     BBB-***      *3,600      3,978,288     7.80
  Ohio State Air Quality Development Auth,
   Rev Adj Ser B Columbus & South Proj.....................      6.250    12/01/20     Baa2***      *4,500      4,477,230     6.28
  Ohio State Water Development Auth,
   Poll Control Facil Rev Ref Ser 1989A Ohio Edison Co Proj      7.625    07/01/23     BB+          *8,390      9,037,205     7.08
   Poll Control Facil Rev Ref Ser 1995 Cleveland Elec Co
    Proj ..................................................      7.700    08/01/25     BB           *2,800      3,004,232     7.18
                                                                                                              -----------
                                                                                                               28,862,433
                                                                                                              -----------
OKLAHOMA (0.81%)
  Oklahoma Turnpike Auth,
   Turnpike Sys 1st Sr Rev Ser 1989........................      7.875    01/01/21     A+            1,745      1,958,274     7.02
  Tulsa Municipal Airport Trust, Trustees of,
   Rev Ser 1988 American Airlines Inc......................      7.375    12/01/20     BB+           2,000      2,148,140     6.87
                                                                                                              -----------
                                                                                                                4,106,414
                                                                                                              -----------
OREGON (1.00%)
  Western Generation Agency,
   Rev 1994 Ser A Wauna Cogeneration Proj..................      7.125    01/01/21     BB-***        4,800      5,059,440     6.76
                                                                                                              -----------
PENNSYLVANIA (8.95%)
  Allegheny County Industrial Development Auth,
   Rev Ref Ser 1994A Environmental Imp USX Corp Proj.......      6.700    12/01/20     BB+           5,000      5,201,200     6.44
  Beaver County Industrial Development Auth,
   Coll Poll Control Rev Ref Ser 1995A Toledo Edison Co
   Beaver Valley Proj .....................................      7.750    05/01/20     BB           *7,500      8,116,500     7.16
  Delaware County Industrial Development Auth,
   Poll Control Rev Ref 1991 Ser A Philadelphia Elec Co
    Proj ..................................................      7.375    04/01/21     BBB+          6,095      6,631,421     6.78
  Exeter Township School District,
   GO Cap Apprec Ser 1994**................................       Zero    05/15/16     AAA          *3,785      1,269,338     5.43
  Pennsylvania Convention Center Auth,
   Rev Ref Ser 1994A.......................................      6.700    09/01/14     BBB-          4,950      5,436,189     6.10
  Pennsylvania Economic Development Finance Auth,
   Resource Recovery Rev Ser 1994D Colver Proj.............      7.125    12/01/15     BBB-          7,000      7,571,340     6.59
  Pennsylvania State Turnpike Commission,
   Turnpike Rev Ser N......................................      6.500    12/01/13     AAA           2,840      3,061,832     6.03

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Tax-Exempt Income Fund

                                                                                                  PAR VALUE                  YIELD
                                                                INTEREST  MATURITY      S&P         (000'S      MARKET         AT
STATE, ISSUER, DESCRIPTION                                        RATE      DATE     RATING****    OMITTED)      VALUE       MARKET+
--------------------------                                        ----      ----     ----------    --------      -----       -------
PENNSYLVANIA (CONTINUED)
  Philadelphia Industrial Development Auth,
   Commercial Development Rev Ser 1995 Philadelphia Airport
    Hotel Proj ............................................      7.750%   12/01/17      B+***      $ *3,250   $ 3,398,330     7.41%
  Westmoreland County Municipal Auth,
   Municipal Serv Rev Cap Apprec Ser C.....................       Zero    08/15/17      AAA         *10,880     3,350,931     5.52
  York County Solid Waste and Refuse Auth,
   Adj Tender Ind'l Dev Rev Ser of 1985 Resource Recovery
    Proj ..................................................      8.200    12/01/14      AA-           1,000     1,090,600     7.52
                                                                                                              -----------
                                                                                                               45,127,681
                                                                                                              -----------
PUERTO RICO (1.75%)
  Puerto Rico Highway and Transportation Auth,
   Highway Rev Ref Ser W...................................      5.500    07/01/13     A            *5,000      5,095,950     5.40
  Puerto Rico Public Building Auth,
   Gtd Rev Gov't Facil Ser A...............................      6.250    07/01/14     AAA          *2,195      2,492,203     5.50
   Gtd Rev Gov't Facil Ser A...............................      6.250    07/01/15     AAA          *1,100      1,253,681     5.48
                                                                                                              -----------
                                                                                                                8,841,834
                                                                                                              -----------
SOUTH CAROLINA (1.13%)
  Piedmont Municipal Power Agency,
   Rev Ref South Carolina Elec Sys.........................      5.375    01/01/25     AAA          *3,000      3,055,530     5.28
  South Carolina Public Service Auth,
   Santee Cooper Elec Sys Exp Rev Ref 1988 Ser A...........      7.875    07/01/21     A+            2,615      2,667,901     7.72
                                                                                                              -----------
                                                                                                                5,723,431
                                                                                                              -----------
SOUTH DAKOTA (0.20%)
  South Dakota Health and Educational Facilities Auth,
   Rev Ser 1989 Sioux Valley Hosp Iss......................      7.625    11/01/13     AA-             925      1,029,812     6.85
                                                                                                              -----------
TENNESSEE (2.74%)
  Maury County Industrial Development Board,
   Multi-Modal Interchangeable Rate Poll Control Ref Rev
    Saturn Corp Proj ......................................      6.500    09/01/24     A-           *9,000      9,576,270     6.11
  Memphis-Shelby County Airport Auth,
   Rev Ref Federal Express Corp............................      6.750    09/01/12     BBB           4,000      4,266,920     6.33
                                                                                                              -----------
                                                                                                               13,843,190
                                                                                                              -----------
TEXAS (3.94%)
  Brazos River Auth,
   Coll Rev Ref Ser 1988B Houston Lighting & Pwr Co Proj...      8.250    05/01/15     A             2,000      2,178,620     7.57
  Dallas-Fort Worth International Airport,
   Rev Delta Air Lines Inc.................................      7.600    11/01/11     BB            3,000      3,243,240     7.03
   Spec Facil Rev American Airlines Inc....................      7.250    11/01/12     BB+          *1,900      1,900,133     7.25
  Harris County Health Facilities Development Corp,
   Hosp Rev Ser 1988A Saint Luke's Episcopal Hosp Proj.....      8.250    02/15/08     AAA           1,000      1,152,770     7.16
  Texas Turnpike Auth,
   Dallas North Thruway Rev Ref Ser 1996**.................      5.000    01/01/10     AAA          *7,000      6,597,640     5.30
   Dallas North Thruway Rev Ref Ser 1996**.................      5.500    01/01/15     AAA          *5,000      4,775,550     5.76
                                                                                                              -----------
                                                                                                               19,847,953
                                                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Tax-Exempt Income Fund

                                                                                                  PAR VALUE                  YIELD
                                                                INTEREST  MATURITY      S&P         (000'S      MARKET         AT
STATE, ISSUER, DESCRIPTION                                        RATE      DATE     RATING****    OMITTED)      VALUE       MARKET+
--------------------------                                        ----      ----     ----------    --------      -----       -------
WASHINGTON (5.70%)
  Port of Walla Walla Public Corp,
   Solid Waste Recycling Rev Ser 1995 Ponderosa Fibres Proj      9.125%   01/01/26     BB-***      $*11,000   $ 11,385,330    8.82%
  Seattle, City of,
   Municipal Light & Pwr Rev 1994..........................      6.625    07/01/16     AA             3,600      3,969,323    6.01
  Washington Public Power Supply System,
   Nuclear Proj No. 1 Ref Rev Ser 1989A....................      7.500    07/01/15     AA             1,455      1,605,505    6.80
   Nuclear Proj No. 1 Ref Rev Ser 1989B....................      7.125    07/01/16     AA             1,500      1,770,720    6.04
   Nuclear Proj No. 1 Ref Rev Ser 1991A....................      6.875    07/01/17     AA             1,250      1,366,087    6.29
   Nuclear Proj No. 2 Ref Rev Ser 1990C....................      7.625    07/01/10     AAA            5,000      5,834,700    6.53
   Nuclear Proj No. 3 Ref Rev Ser 1989B....................      7.250    07/01/15     AAA            2,500      2,817,800    6.43
                                                                                                              ------------
                                                                                                                28,749,465
                                                                                                              ------------
WISCONSIN (0.91%)
  Wisconsin Public Power Inc,
   Pwr Supply Sys Rev Ser 1990A............................      7.400    07/01/20    AAA            4,000       4,590,360    6.45
                                                                                                              ------------
                                                         TOTAL TAX-EXEMPT LONG-TERM BONDS
                                                                      (Cost $473,955,312)         (102.49%)   $516,930,920
                                                                                                  ========    ============

NOTES TO SCHEDULE OF INVESTMENTS

   * Securities other than short-term investments, newly added to the portfolio, during the period ended December 31, 1995.
  ** These securities having an aggregate value of $18,670,805 or 3.70% of the Fund's net asset value, have been purchased as forward commitments -- that is, the Fund has agreed on the trade date, to take delivery of and make payment for such securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such securities is fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with the current value at least equal to the amount of its forward commitment. Accordingly, the market values of $6,631,421 of Delaware County Industrial Development Finance Auth, Poll Control Rev Ref 1991 Ser A Philadelphia Elec Co, 7.375%, 04-01-21, $14,605,127 of Madera, County of, Cert of Part Valley Children's Hosp Proj, 6.500%, 03-15-15, and $1,406,106 of Pennsylvania Economic Development Finance Auth, Resource Recovery Rev Ser 1994D Colver Proj, 7.125%, 12-01-15, has been segregated to cover the forward commitments.
 *** Credit Ratings are rated by Moody's Investors Services, Fitch or John
     Hancock Advisers, Inc. where Standard & Poor's ratings are not available. **** Credit ratings are unaudited.
  NR Not rated.
   + The yield is not calculated in accordance with guidelines established by the U.S. Securities Exchange Commission and is unaudited. Zero coupon yields are at yield to maturity.
   # Represents rate in effect on December 31, 1995.
The percentages shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Tax-Exempt Income Fund

THE TAX-EXEMPT INCOME FUND INVESTS PRIMARILY IN SECURITIES ISSUED BY THE VARIOUS STATES AND THEIR VARIOUS POLITICAL SUBDIVISIONS. THE PERFORMANCE OF THE FUND IS CLOSELY TIED TO ECONOMIC CONDITIONS WITHIN THE APPLICABLE STATES AND THE FINANCIAL CONDITION OF THE STATES AND THEIR AGENCIES AND MUNICIPALITIES. THE CONCENTRATION OF INVESTMENTS BY STATES AND CREDIT RATINGS FOR INDIVIDUAL SECURITIES HELD BY THE FUND ARE SHOWN IN THE SCHEDULE OF INVESTMENTS. IN ADDITION, THE CONCENTRATION OF INVESTMENTS CAN BE AGGREGATED BY VARIOUS SECTOR CATEGORIES.

THE TABLE BELOW SHOWS THE PERCENTAGES OF THE FUND'S INVESTMENTS AT DECEMBER 31, 1995 ASSIGNED TO THE VARIOUS SECTOR CATEGORIES.

PORTFOLIO CONCENTRATION
-----------------------------------------------------------------------------------------------------
                                                                      MARKET VALUE AS A PERCENTAGE OF
SECTOR DISTRIBUTION                                                        THE FUND'S NET ASSETS:
-------------------                                                        ----------------------
General Obligation ................................................                 4.29%
Revenue Bonds - Certificate of Participation ......................                 0.91
Revenue Bonds - Education .........................................                 3.95
Revenue Bonds - Electric Power ....................................                20.74
Revenue Bonds - Health ............................................                13.05
Revenue Bonds - Housing ...........................................                 2.95
Revenue Bonds - Industrial Development Bond .......................                 7.41
Revenue Bonds - Other .............................................                 4.92
Revenue Bonds - Pollution Control Facilities ......................                17.05
Revenue Bonds - Transportation ....................................                20.21
Revenue Bonds - Water & Sewer .....................................                 7.01
                                                                                  ------
                                   TOTAL TAX-EXEMPT LONG-TERM BONDS               102.49%
                                                                                  ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Tax-Exempt Income Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Tax-Exempt Income Fund (the "Fund") is a diversified open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide as high a level of dividend income exempt from Federal income tax as is consistent with preservation of capital and the Fund's requirements for liquidity.

   The Trustees have authorized the issuance of two classes of the Fund, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution/service expenses under the terms of a distribution plan, have exclusive voting rights regarding such distribution plan. Class A shares are subject to an initial sales charge of up to 4.50% and a 12b-1 distribution plan. Class B shares are subject to a contingent deferred sales charge and a separate 12b-1 distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract will be valued at the official settlement price of the board of trade or U.S. commodities exchange. Subsequent payments, known as "variation margin", to and from the broker will be made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", will be recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund will recognize a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

   For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At December 31, 1995, open positions in financial futures contracts were as follows:

                                                                 UNREALIZED
EXPIRATION        OPEN CONTRACTS             POSITION           DEPRECIATION
----------        --------------             --------           ------------
MAR 1996        75 Muni Bond Index             SHORT             $(262,500)
                                                                 =========

   At December 31, 1995, the Fund has deposited in a segregated account $112,500 to cover margin requirements on open financial futures contracts.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

                          NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Tax-Exempt Income Fund

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at the time of disposition.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $8,110,320 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distributions will be made. The carryforwards expire as follows:
December 31, 2002 -- $2,374,664 and December 31, 2003 -- $5,735,656.

DIVIDENDS, DISTRIBUTIONS, AND INTEREST Interest income on investment securities is recorded on the accrual basis.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable of each class.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of: (a) 0.55% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.50% of the next $500,000,000, and
(c) 0.45% of the Fund's average daily net asset value in excess of $1,000,000,000.

   In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value. $76,644 of custodian fees have been reduced by balance credits applied during the period ended December 31, 1995.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. For the period ended December 31, 1995, JH Funds received net sales charges on sales of Class A shares of the Fund in the amount of $779,270. Out of this amount, $90,638 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $52,648 was paid as sales commissions and service fees to unrelated broker-dealers and $635,984 was paid as sales commissions and service fees to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"). The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro, all of which are broker-dealers.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value

                          NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Tax-Exempt Income Fund

at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended December 31, 1995, contingent deferred sales charges received by JH Funds amounted to $16,759.

   In addition, to compensate JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of these payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Prior to October 1, 1995, the Fund paid transfer agent fees as a class specific expense based on the number of shareholder accounts and certain out-of-pocket expenses. For the nine months ended September 30, 1995 the transfer expense, calculated as a class specific expense, was $567,657 for Class A and $12,261 for Class B, respectively. Effective October 1, 1995, transfer agent expense is a fund expense.

   Messrs. Edward J. Boudreau, Jr. and Richard S. Scipione are directors and/or officers of the Adviser, and/or its affiliates as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock Funds, as applicable, to cover its liability with regard to the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability is marked to market on a periodic basis and income earned by the investment is recorded on the Fund's books.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended December 31, 1995, aggregated $644,316,886 and $638,779,810, respectively. Purchases and proceeds from sales of short-term municipal obligations during the period ended December 31, 1995, aggregated $6,500,000 and $8,500,000, respectively. There were no purchases or sales of long-term obligations of the U.S. government and its agencies during the period ended December 31, 1995.

   The cost of investments owned at December 31, 1995 for Federal income tax purposes was $474,106,074. Gross unrealized appreciation and depreciation of investments aggregated $42,833,371 and $8,525, respectively, resulting in net unrealized appreciation of $42,824,846.

NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended December 31, 1995, the Fund has reclassified amounts to reflect increases in accumulated net investment income and accumulated realized loss on investments of $87,923. This represents the cumulative amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

                          NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Tax-Exempt Income Fund

NOTE E --
PLAN OF REORGANIZATION

On December 11, 1995, the Board of Trustees of the Fund approved a plan of reorganization between the Fund and the John Hancock Tax-Free Bond Fund ("Bond Fund") providing for the transfer of substantially all of the assets and liabilities of the Fund to the Bond Fund in exchange solely for Class A and Class B shares of the Bond Fund to be distributed to the Fund's Class A and Class B shareholders, respectively.

                   John Hancock Funds - Tax-Exempt Income Fund

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Trustees and Shareholders of
John Hancock Tax-Exempt Income Fund

We have audited the accompanying statement of assets and liabilities of John Hancock Tax-Exempt Income Fund (the "Fund"), including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Tax-Exempt Income Fund at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                              /s/ Ernst & Young LLP

Boston, Massachusetts
January 31, 1996

TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended December 31, 1995.

   For specific information on exemption provisions in your state, consult your local state tax office or your tax adviser.

   Income dividends are 99.9% tax-exempt. Approximately 13% of the 1995 income dividends are subject to the alternative minimum tax. None of the income was derived from U.S. Treasury obligations, or qualify for the corporate dividends received deductions. Shareholders were mailed a 1995 U.S. Treasury Department Form 1099-DIV in January 1996 representing their proportionate share.

                                      NOTES

                   John Hancock Funds - Tax-Exempt Income Fund

                                      NOTES

                   John Hancock Funds - Tax-Exempt Income Fund

[LOGO] JOHN HANCOCK FUNDS
A GLOBAL INVESTMENT MANAGEMENT FIRM
101 HUNTINGTON AVENUE BOSTON, MA 02199-7603

[A 1/2" x 1/2" John Hancock Funds logo in upper                   Bulk Rate
left hand corner of the page. A box sectioned in                 U.S. Postage
quadrants with a triangle in upper left, a                           PAID
circle in upper right, a cube in lower left and                  Brockton, MA
a diamond in lower right. A tag line below reads                Permit No. 582
"A Global Investment Management Firm."]





   This report is for the information of shareholders of the John Hancock Tax-Exempt Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]